Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the accompanying Quarterly Report on Form 10-QSB of Nesco Industries, Inc. for the quarter ended October 31, 2004, the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Quarterly Report on Form 10-QSB for the quarter ended October 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended October 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Nesco Industries, Inc.


                          By: /s/ Matthew L. Harriton
                             ------------------------
                              Matthew L. Harriton
                            Chief Executive Officer

                              December 16, 2004





     A signed original of this written statement required by Section 906 has been provided to Nesco Industries, Inc. and will be retained by Nesco Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the accompanying Quarterly Report on Form 10-QSB of Nesco Industries, Inc. for the quarter ended October 31, 2004, the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Quarterly Report on Form 10-QSB for the quarter ended October 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended October 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Nesco Industries, Inc.


                             By: /s/ Karen Nazzareno
                                 -------------------
                                   Karen Nazzareno
                               Chief Financial Officer

                                 December 16, 2004





     A signed original of this written statement required by Section 906 has been provided to Nesco Industries, Inc. and will be retained by Nesco Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.